UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-8253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

212-995-8300

Date of fiscal year end:

12/31

Date of reporting period: 12/31/10

Item 1.  Reports to Stockholders.

Boyar Value Fund, Inc.

Annual Report
December 31, 2010

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

 “Prosperity ends in a crisis.  The error of optimism dies in the crisis, but in dying it gives birth to an error of pessimism.

This new error is born, not an infant, but a giant”

-Cambridge University economist A.C. Pigou

Dear Boyar Value Fund Shareholder:

What a bumpy ride! The year started off with a robust first quarter, continuing the spectacular advance that commenced during March, 2009. The second quarter, however, was reminiscent of what transpired in 2008. All the leading stock market indices declined precipitously, wiping out the gains for the year.

As you may recall, the European debt crisis took center stage and there were growing concerns relating to an economic slowdown in Europe as well as China, which in turn could have thrown the U.S. back into recession. However, in our opinion, the overriding reason for the reversal of fortune related to the deterioration in investors' confidence.

Still fresh in individuals' minds was the financial crisis of 2008 and early 2009 which resulted in significant losses to their investment portfolios. The May 6th “flash crash” when the stock market lost 1000 points intra-day, certainly rekindled fears of another market meltdown.

The third quarter started off well with the month of July solidly in the black, followed by a loss in August. From a historical standpoint, September has been the worst performing month of the calendar year for equities. Not only did the highly anticipated September swoon-never materialize, but the stock market as measured by the Dow Jones Industrial Average registered its biggest rally since 1939, and the best quarterly gain of the year.

U.S. equities posted solid gains in the Fourth Quarter, aided in part by an unexpected round of fiscal stimulus which takes effect in 2011 in the form of extended and new tax breaks.  The year-end surge enabled the leading stock market indices to post double digit gains for 2010.  It in fact, was the first time since 2005-2006 that the S&P gained 10% or more for two consecutive years.

Competitive Returns

Average Annual Returns

				5/5/98*
				To
(As of 12/31/2010)	1 Year	5 Year	10 Year	12/31/2010
Boyar Value Fund
At NAV	18.05%	0.81%	3.68%	4.34%
Inclusive of sales charges**	12.14%	-0.22%	3.14%	3.92%
After taxes on distribution**	12.14%	-0.58%	2.76%	3.51%
After taxes on distribution and sale of shares**	7.89%	-0.16%	2.63%	3.28%
S&P 500 Index	15.06%	2.29%	1.41%	2.75%

* Inception.
** Calculated using maximum sales charges of 5.00%.

Cumulative Returns Since Inception***

At NAV (5/5/98 through 12/31/10)

 *** Calculated without sales charges.

The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after taxes, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed.  Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distribution.

The S&P 500 Index (“S&P 500”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular investment.  Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making.  An investment cannot be made directly in an index .  Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund (before fee waivers/expense reimbursements) as stated in the fee table in the Fund’s prospectus dated May 1, 2010 was 2.96%.  The net annual operating expense ratio (after fee waivers/expense reimbursement) was 1.77% for the same period.  [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.  This figure will be derived from financial highlight table presented in this report.]

Comparison of the Change in Value of a $10,000 Investment

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception.   The performance of the Fund includes the reinvestment of all dividends and capital gains and has been adjusted for the maximum applicable sales charge of 5.00%.   The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of December 31, 2010)

(as a percentage of total net assets)

(Unaudited)

HOUSEHOLD PRODUCTS/WARES 0.9%
SEMICONDUCTORS 0.9%
TELECOMMUNICATIONS 1.1%
COMPUTERS 0.4%
Other/Cash Equivalents 13.0%
ENTERTAINMENT 1.1%
MISCELLANEOUS MANUFACTURER 1.6%
MEDIA 20.3%
INTERNET 2.2%
DIVERSIFIED FINANCIAL SERVICES 11.2%
LEISURE TIME 2.4%
TRANSPORTATION 2.5%
RETAIL 9.4%
LODGING 3.1%
COMMERCIAL SERVICES 8.1%
SOFTWARE 3.1%
FOOD & BEVERAGE 5.1%
INSURANCE 4.1%
BANKS 4.7%
PHARMACEUTICALS 4.8%

The composition of the Fund’s portfolio is subject to change.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

▪

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns.

▪

Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax.

▪

The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

As you can see from the chart below, our buy and hold philosophy has enabled the fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Period Ending December 31, 2010
	1 Year	5 Year	10 Year	5/5/98* to 12/31/10
No load pre-tax returns	18.05%	0.81%	3.68%	4.34%
No load after-tax returns	18.05%	0.44%	3.28%	3.93%

                                                            *Inception.

The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

A Look Ahead

a) There has not been a down year in the third year of a president's term since war-torn 1939, which saw the Dow decline 2.9 percent. According to data from Standard &Poor’s, the S&P 500 index has increased by an average of 17 percent in the third year of a presidential term. By contrast, the index has posted an average return of just 5.7 percent during years 1, 2 and 4 of a president's term.  Because of the unusually large gains captured by the leading stock market indices during the prior two years, the current year might produce more muted results.

b) Volatility could be on the rise, although we think the stock market should end the year in positive territory. However we would not be surprised to see a ten percent correction occur sometime during the next twelve months.

c) It is not unusual for small cap stocks to significantly outperform their larger brethren for an extended period of time. However, the current run is long in the tooth. Our bet is that big cap stocks, with fortress like balance sheets that pay large dividends, and have the capability of raising them multiple times over the next decade should best their smaller counterparts.

d) The flow of funds into bonds and rising valuations are eerily similar to past bubble formations. Since June 2008, bonds have received net inflows of about $459.2 billion while equity funds have suffered net outflows of $247.8 billion. To put this into context, the largest annual net inflow into taxable bonds prior to 2007 was $133.0 billion in 2002. Perhaps unsurprisingly, 2002 also marked the bottoming of a bear market for stocks. Remember, investors have an uncanny ability of making ill-timed decisions. Investors are currently petrified of risk. Who can blame them? They have been subjected to bubble after bubble over the past decade. First came the internet collapse, followed by the real estate debacle, and then the huge run up in oil followed by an equally swift and devastating drop in the price of that commodity. So investors now have piled into the perceived safety of bonds, accepting a yield of 3.3 percent on a ten year treasury as of 12/31/2010…At least they can sleep comfortably at night.

e)  Are precious metals heading for a fall?  In 2010, investors were in the driver’s seat for precious metals. From multibillion-dollar hedge funds to ordinary individuals, investors piled into exchange-traded funds and futures contracts linked to gold and its shiny brethren.

Gold ended the year at a record of $1,421.10 per ounce, up 29.8%.  Last year not only marked the yellow metal’s 10th straight up year, but was also it’s best performing year in dollar terms in history.

But of all the precious metals, silver’s surge came as the biggest surprise, gaining 83.8% to $30.91 a troy ounce in 2010.

Gold and silver are both crowded trades.  Each of their markets is relatively small in size.  The entire silver market approximates $19 billion compared with $170 billion for gold.  Consequently, prices are very highly correlated to growth in investor inflows… By comparison the S&P 500’s market capitalization approximates $11.4 trillion.

When investor sentiment for precious metals turns sour, it will be a very difficult trade to exit, expect a precipitous and multi-year decline.

f) The biggest worries of 2011:

1) The sovereign debt crisis in Europe escalates.

2) California, Illinois, New Jersey or New York have trouble issuing new debt.
3) The Chinese real estate market bubble pops, causing their economy to slow materially…If this occurs it could have a negative impact on commodities and commodity based equities.

We were very happy with the Boyar Value Fund’s performance for 2010.  We ended the year up 18.05% which bested the S&P by almost 3.0%.  We achieved this result despite having a cash position of 13.00% making our risk adjusted return quite good. What makes our performance even more satisfying is it followed a year in which the fund gained 26.61%.

If you have any questions please do not hesitate to call (212) 995-8300.

Best regards,

Mark A. Boyar
Chief Investment Officer

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein.

Activities with respect to Distributor Services are conducted through Ladenburg Thalmann & Co. Inc, (“LTCO”) a member of the NYSE, NYSE AMEX and other principal exchanges. Member FINRA/SIPC.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 2010
	Shares		Value
		COMMON STOCK - 87.0%
		BANKS - 4.7%
	21,595	Bank of America Corp.	$ 288,077
	12,707	Bank of New York Mellon Corp. (The)	383,751
			671,828
		COMMERCIAL SERVICES - 8.1%
	63,700	Midas, Inc. *	516,607
	11,000	Weight Watchers International, Inc.	412,390
	13,000	Western Union Co. (The)	241,410
			1,170,407
		COMPUTERS - 0.4%
	4,000	Dell, Inc. *	54,200

		DIVERSIFIED FINANCIAL SERVICES - 11.2%
	10,000	Ameriprise Financial, Inc.	575,500
	88,300	Citigroup, Inc. *	417,659
	9,750	JPMorgan Chase & Co.	413,595
	8,500	NASDAQ OMX Group Inc. (The) *	201,535
			1,608,289
		ENTERTAINMENT - 1.1%
	6,016	Madison Square Garden, Inc., Class A *	155,092

		FOOD & BEVERAGE - 5.1%
	6,000	HJ Heinz Co.	296,760
	9,000	Kraft Foods, Inc., Class A	283,590
	5,000	Sysco Corp.	147,000
			727,350
		HOUSEHOLD PRODUCTS/WARES - 0.9%
	2,000	Clorox Co.	126,560

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010
	Shares		Value
		INSURANCE - 4.1%
	10,586	Travelers Cos., Inc. (The)	$ 589,746

		INTERNET - 2.2%
	13,621	AOL, Inc. *	322,954

		LEISURE TIME - 2.4%
	7,500	Carnival Corp.	345,825

		LODGING - 3.1%
	2,508	Marriott International, Inc., Class A	104,182
	9,500	MGM Resorts International *	141,075
	15,100	Orient-Express Hotels Ltd., Class A *	196,149
			441,406
		MEDIA - 20.3%
	14,564	Cablevision Systems Corp., Class A	492,846
	14,576	CBS Corp., Class B	277,673
	20,250	Comcast Corp., Special Class A	421,403
	12,000	Meredith Corp.	415,800
	78,000	Playboy Enterprises Inc., Class B *	407,160
	15,333	Time Warner, Inc.	493,263
	11,000	Walt Disney Co. (The)	412,610
			2,920,755
		MISCELLANEOUS MANUFACTURER - 1.6%
	13,000	General Electric Co.	237,770

		PHARMACEUTICALS - 4.8%
	9,000	Bristol-Myers Squibb Co.	238,320
	25,500	Pfizer, Inc.	446,505
			684,825

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010
	Shares		Value
		RETAIL - 9.4%
	5,000	CVS Caremark Corp.	$ 173,850
	14,000	Home Depot, Inc.	490,840
	21,000	Saks, Inc. *	224,700
	20,000	Syms Corp. *	144,600
	70,000	Wendy's/Arby's Group, Inc., Class A	323,400
			1,357,390
		SEMICONDUCTORS - 0.9%
	6,000	Intel Corp.	126,180

		SOFTWARE - 3.1%
	16,000	Microsoft Corp.	446,720

		TELECOMMUNICATIONS - 1.1%
	8,000	Cisco Systems, Inc. *	161,840

		TRANSPORTATION - 2.5%
	5,000	United Parcel Service, Inc., Class B	362,900
		TOTAL COMMON STOCK (Cost - $12,171,030)	12,512,037

		INVESTMENT COMPANIES - 6.3%
	408,310	Dreyfus Institutional Reserve Money, 0.00% **	408,310
	500,000	Milestone Treasury Obligations Portfolio - Institutional Class, 0.01% **	500,000
		TOTAL INVESTMENT COMPANIES (Cost - $908,310)	908,310

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2010
	Principal ($)		Value
		U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.6%
	$ 800,000	Federal Home Loan Bank Discount Notes, 0.00% due 1/4/11 (Cost $799,999)	$ 799,999

		TOTAL INVESTMENTS - 98.9% (Cost - $13,879,339) (a)	$ 14,220,346
		OTHER ASSETS LESS LIABILITIES - 1.1%	164,524
		NET ASSETS - 100.0%	$ 14,384,870

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $13,885,924 and differs from
	market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:	$ 2,300,962
		Unrealized depreciation:	(1,966,540)
		Net unrealized appreciation:	$ 334,422

*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2010.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

ASSETS
Investment securities, at cost	$ 13,879,339
Investment securities, at value	$ 14,220,346
Receivable for securities sold	166,978
Receivable for Fund shares sold	150
Dividends and interest receivable	15,007
Due from Manager	4,558
Prepaid expenses and other assets	17,862
TOTAL ASSETS	14,424,901

LIABILITIES
Fees payable to other affiliates	12,891
Distribution fees (12b-1) payable	11,265
Accrued expenses and other liabilities	15,875
TOTAL LIABILITIES	40,031
NET ASSETS	$ 14,384,870

Net Assets Consist Of:
Paid in capital	$ 14,475,056
Accumulated net realized loss from security transactions	(431,193)
Net unrealized appreciation of investments	341,007
NET ASSETS	$ 14,384,870

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,052,082

Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$ 13.67

Maximum offering price per share (maximum sales charge of 5.00%) (b)	$ 14.39

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(b) On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends	$ 216,727
Interest	1,216
Other Income	275
TOTAL INVESTMENT INCOME	218,218

EXPENSES
Investment advisory fees	73,220
Management fees	73,220
Professional fees	49,973
Administrative services fees	41,356
Distribution (12b-1) fees	36,610
Transfer agent fees	28,224
Registration fees	23,510
Accounting services fees	23,026
Insurance expense	21,752
Directors' fees and expenses	14,912
Compliance officer fees	13,359
Custodian fees	8,492
Printing and postage expenses	6,867
Other expenses	11,182
TOTAL EXPENSES	425,703

Fees waived by the Administrator	(3,950)
Fees waived by the Advisor	(73,220)
Fees waived and reimbursed by the Manager	(92,384)
NET EXPENSES	256,149
NET INVESTMENT LOSS	(37,931)

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized loss from security transactions	(271,631)
Net change in unrealized appreciation of investments	2,486,025
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,214,394

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 2,176,463

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31,	December 31,
	2010	2009
FROM OPERATIONS
Net investment income (loss)	$ (37,931)	$ 16,785
Net realized loss from security transactions	(271,631)	(90,710)
Net change in unrealized appreciation on investments	2,486,025	3,174,654
Net increase in net assets resulting from operations	2,176,463	3,100,729

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	-	(22,617)
Net decrease in net assets from distributions to shareholders	-	(22,617)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,312,405	509,443
Net asset value of shares issued in
reinvestment of distributions to shareholders	-	21,494
Payments for shares redeemed	(5,109,578)	(2,182,017)
Redemption fee proceeds	35,335	819
Net decrease in net assets from capital share transactions	(2,761,838)	(1,650,261)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(585,375)	1,427,851

NET ASSETS
Beginning of Year	14,970,245	13,542,394
End of Year	$ 14,384,870	$ 14,970,245

CAPITAL SHARE ACTIVITY
Shares Sold	177,531	54,045
Shares Reinvested	-	1,838
Shares Redeemed	(418,303)	(241,771)
Net decrease in shares outstanding	(240,772)	(185,888)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year

	Year	Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
	2010	2009		2008		2007		2006
Net Asset Value, Beginning of Year	$ 11.58	$ 9.16		$ 15.22		$ 17.14		$ 14.87

Activity from investment operations:
Net investment income (loss)	(0.04)	0.02		0.13		0.13		0.25
Net realized and unrealized
gain (loss) on investments	2.10	2.42		(6.06)		(0.92)		2.69
Total from investment operations	2.06	2.44		(5.93)		(0.79)		2.94

Paid-in-Capital from Redemption Fees	0.03	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)

Less distributions from:
Net investment income	-	(0.02)		(0.13)		(0.14)		(0.25)
Net realized gains	-	-		-		(0.99)		(0.42)
Total distributions	-	(0.02)		(0.13)		(1.13)		(0.67)

Net Asset Value, End of Year	$ 13.67	$ 11.58		$ 9.16		$ 15.22		$ 17.14

Total Return (1)	18.05%	26.61%		(38.95)%		(4.70)%		19.72%

Net Assets, At End of Year	$14,384,870	$14,970,245		$13,542,394		$31,376,015		$34,651,567

Ratio of gross expenses to average
net assets (2)	2.91%	2.94%		2.41%		1.95%		2.16%
Ratio of net expenses to average
net assets	1.75%	1.75%		1.75%		1.75%		1.75%
Ratio of net investment income (loss)
to average net assets	-0.26%	0.13%		0.77%		0.72%		1.58%

Portfolio Turnover Rate	20%	17%		10%		6%		12%

(1)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor, Manager and Administrator.
(3)	Prior to 2010 effects of redemption fees are included in net realized and unrealized gain (loss) on investments.
However, separately these amounts were less than $0.01 per share.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

1.

ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s Investment Advisor to be intrinsically undervalued.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at current market value at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If there has been no sale on such day, the security is valued at the last quoted bid.  If no bid or asked prices are quoted or if the Advisor believes the market quotations are not reflective of market value, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Directors (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of December 31, 2010 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 12,512,037	$ -	$ -	$ 12,512,037
Investment Companies	-	908,310	-	908,310
U.S. Govt. & Agency Obligations	-	799,999	-	799,999
Total	$ 12,512,037	$ 1,708,309	$ -	$ 14,220,346

The Fund did not hold any Level 3 securities during the year.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.   Dividends and distributions paid to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

3.

INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $2,415,078 and $4,851,371, respectively.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

4.

TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised by the Board, which is responsible for the overall management of the Fund.  Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”).  Boyar Asset Management, Inc. (the “Advisor”) provides continuous advisory services to the Fund, and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  Certain directors and officers of the Fund are also officers of the Manager, Advisor or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Advisor.  As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Advisor and the Fund, the Advisor agrees to furnish continuous investment advisory services to the Fund.  For these services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Advisor and the Distributor have agreed, until April 30, 2011, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets.  During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Advisor, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager. To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

o

first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's 12b-1 Plan; and

o

thereafter, the Manager and the Advisor shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

If the Manager, the Advisor or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Advisor and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Advisor, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Advisor, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

As of December 31, 2010, the Manager, the Advisor, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount

Expiration Date

  $154,551

December 31, 2011

  $165,604

December 31, 2012

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2010, the Distributor received $146 from front-end sales charges, of which $14 was retained by the principal underwriter or other affiliated broker-dealers.

During the year ended December 31, 2010, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $16,870 in trade commissions.

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS will provide administrative, fund accounting, transfer agent services and custody administration services to the Fund.  GFS has its principal office at 450 Wireless Boulevard, Hauppauge, New York 11788. GFS’ compensation for providing such services and necessary personnel is as follows:

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

Administration.  The Fund pays GFS an asset-based fee in decreasing percentages as Fund assets reach certain breakpoints.  The Fund is subject to a minimum annual fee.   The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% on the first $100 million in net assets

-

8 basis points or 0.08% on the next $150 million in net assets

-

6 basis points or 0.06% on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $24,000* plus a basis point fee in decreasing percentages as Fund assets reach certain breakpoints, as follows:

* Prior to July 1, 2010, the annual minimum was $21,600.

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent.  For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

- The greater of the annual minimum or per account charges.   The annual minimum is $18,000* and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

* Prior to June 1, 2010, the annual minimum was $15,000.

Custody Administration. Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   GFS’s share of such fees collected for the year ended December 31, 2010 was $1,028.  The Custody fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year  ended December 31, 2010, the Fund incurred expenses of $13,359 for compliance services pursuant to the Fund’s Agreement with NLCS.   Such fees are included in the line item marked “Compliance Officer Fees” on the Statement of Operations in this shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the year ended December 31, 2010, GemCom collected amounts totaling $8,492 for EDGAR and printing services performed for the Fund.   A portion of the amount paid by the Fund during the year ended December 31, 2010 was accrued for in a prior year.   Such fees are included in the line item marked “Printing and Postage Expenses” on the Statement of Operations in this shareholder report.

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended.   Expenses incurred in connection with attendance at board meetings may be reimbursed.   No employee of the Manager, the Advisor or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director.   None of the executive officers receive any compensation from the Fund.

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the year ended December 31, 2010, the Fund assessed $35,335 in redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was:

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2010

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

At December 31, 2010, the Fund had the following capital loss carry forwards for Federal income tax purposes available to offset future capital gains:

Permanent book and tax differences primarily attributable to net operating losses resulted in reclassification for the year ended December 31, 2010 as follows: a decrease in paid-in capital of $37,931 and a decrease in accumulated net investment losses of $37,931.

7.

NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Boyar Value Fund, Inc., including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyar Value Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                    BBD, LLP

Philadelphia, Pennsylvania

February 24, 2011

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES

December 31, 2010 (Unaudited)

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 – 12/31/10	Expense Ratio During Period ** 7/1/10 – 12/31/10
Actual	$1,000.00	$1,201.20	$9.71	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [184] divided by the number of days in the fiscal year [365].

**Annualized.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION

December 31, 2010 (Unaudited)

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT

At a Board meeting held on November 8, 2010, the Fund’s Board of Directors, including a majority of the Fund’s disinterested Directors, approved the continuation of the Fund’s Investment Advisory Agreement with the Adviser and the Management Agreement with the Manager. As required by the 1940 Act, the Board requested and each of the Adviser and the Manager provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreements.  Fund counsel noted in selecting the Adviser and the Manager and approving the continuance of the Agreements, the Independent Directors were informed that they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Investment Advisory Agreement.  These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of a peer group of funds consisting of the Fund and both other large-cap value funds (“Performance Universe”), as classified by Morningstar, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; (v) the allocation of the Fund’s brokerage to Mark Boyar & Company, Inc., an affiliate of the Adviser; and (vi) the overall nature, quality and extent of services provided by the Adviser and the Manager.

The Board requested, and the Adviser and Manager each provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreements.  In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s advisory and management fees, 12b-1 fees, and other non-management fees, to those incurred by the Performance Universe; (ii) the Fund’s average expense ratio to those of its Performance Universe (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s and the Manager’s and their respective affiliates’ profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale.  In support of its review of the statistical information, the Board was provided with a description of the methodology used by the Manager to determine the Performance Universe to prepare its information.

The Board considered several matters  in connection with its renewal of the Agreements including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale.  However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered.  The Independent Directors also met in the executive session to deliberate in their considerations of the Agreements.

Investment Performance.  The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Fund’s benchmark index.  The Board noted that the Fund outperformed the average performance of the large-cap value performance universe for the one-year, three-year, five-year and ten-year periods ended September 30, 2010.  The Independent Directors expressed their desire that the Adviser continue to manage the Fund using the same value style that the portfolio manager has consistently applied during his career as described in the Fund’s prospectus.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2010 (Unaudited)

Personnel and Methods.  The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio since the Fund’s inception, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy.  The Independent Directors also engaged in discussions with the Adviser and members of its staff who are responsible for assisting in the overall functioning of the Adviser, and with the Manager and members of its staff who are responsible for the overall functioning of the Manager.  Based on this review, the Board concluded that the Fund’s management team and the Adviser’s and the Manager’s overall resources were adequate and that the Adviser in particular had investment management capabilities and personnel essential to performing its duties under the Investment Advisory Agreement.  The Board noted the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel.

Fees and Expenses.  The Board considered the Adviser’s and the Manager’s fees under the Agreements relative to the management fees charged by the Fund’s Performance Universe averages.  The Board noted that the Fund has a higher overall combined management fee and advisory fee rate and a higher gross expense ratio (all before giving effect to the fee waiver and expense reimbursement) than the universe’s averages but the combined fee rate and gross expense ratio (after giving effect to the fee waiver and expense reimbursement) were lower than the universe’s averages.  The Board also noted and viewed favorably that the Adviser typically charges its other clients an advisory fee at a rate higher than the Fund’s gross advisory fee rate and significantly higher than the net advisory fee rate that the Adviser receives from the Fund after giving affect to the fee waiver. The Board also viewed favorably that the Adviser, the Manager and the Fund’s distributor have since the Fund’s inception voluntarily agreed to waive their fees and to reimburse the Fund’s expenses in order to keep the Fund’s net total operating expenses (excluding extraordinary expenses and taxes) at 1.75% of the Fund’s average daily net assets.  The Board understood that, after giving affect to the fee waiver, the Adviser and the Manager were able to receive a portion of their respective advisory/management fees from the Fund for a portion of the 2010 calendar year but the Fund is currently being reimbursed for its expenses in order to maintain that expense ratio.  Based on these factors, the Board determined that the Fund’s advisory and management fee rates under the Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory and management fee rates under the Agreements are fair and reasonable.

Nature and Quality of Other Services and Profitability.  The Board considered the nature, quality, cost and extent of other services provided by the Adviser, the Manager and their respective affiliates, including Mark Boyar & Company for executing securities transactions and Ladenburg Thalmann & Co. as the Fund’s principal underwriter.  At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s and the Fund’s overall compliance programs.  The Board also reviewed the services provided by the Adviser and the Manager in supervising the Fund’s third party service providers.  Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Manager and their respective affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.  The Board was informed by the Adviser and the Manager that given the amount of fees received from the Fund and the current reimbursement being made in order to keep the Fund’s expense ratio at 1.75%, neither the Adviser nor the Manager are making a profit under the Agreements.

Other Benefits.  The Board also considered the character and amount of other direct and incidental benefits received by the Adviser, the Manager and their respective affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits that they may receive, such as greater name recognition and the small amount of brokerage fees, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale.  The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2010 (Unaudited)

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates.  In addition to comparing the Fund’s combined advisory and management fee rate to unaffiliated mutual funds included in the Fund’s Performance Universe, the Board was informed by the Adviser that it does not manage any other registered investment companies, although it does manage an unregistered investment company that has a different fee structure that includes a performance allocation. The Adviser also manages separate accounts that on average have a higher investment advisory fee rate than the contractual advisory fee rate with the Fund.

Conclusion.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Directors, concluded that:  (a) it was appropriate to continue to retain the Adviser and the Manager; (b) the terms of the Investment Advisory Agreement and the Management Agreement (including the fees thereunder) are fair and reasonable; and (c) the Fund’s Investment Advisory Agreement and Management Agreement each should continue for a one-year period.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2010 (Unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Fund.

Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During Past 5 Years	Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTORS:
Mark A. Boyar (2) 35 East 21st Street New York, NY 10010 Age: 68	Chairman	Since Inception	President Boyar Asset Management, Inc., June 1983 - present; President, Mark Boyar & Co., Inc., January 1979 –present; Partner, Boyar G.P. Holdings Ltd., May 1990 – present; Manager Ebbets Field Association LLC, April 1998 – present.	1	Chairman, Boyar G.P. Holdings Ltd., May 1990 - present; Chairman, N.R.M.B. Management, Inc., February 1988 - present.
DISINTERESTED DIRECTORS:
Jay R. Petschek C/O Corsair Capital Management, LLC 350 Madison Ave., 9th Floor New York, NY 10017 Age: 52	Director	Since Inception	Managing Member, Corsair Capital Management, LLC, June 2002 – present; Vice President, C.E. Unterberg, Towbin, July 2003 – September 2008.	1	Director Recognition Media, LLC, December 2003 – present; Director, Dab- O -Matic Corp, April 2000 – present; Director, Global Opportunity Partners Ltd., January 2000 – present.
Henry A. Alpert 3333 New Hyde Park Road Suite 201 New Hyde Park, NY 11042 Age: 63	Director	Since Inception	President, Spartan Petroleum Corp., 1974 – present.	1	Director, Griffon Corp., February 1995 – present; Trustee, Incorporated Village of Old Westbury, June 1994 – July 2009.
Richard Finkelstein 1000 Clint Moore Rd. Suite 110 Boca Raton, FL 33487 Age: 61	Director	Since Inception	President, Kenco Communities, 1990 – present.	1	None
OFFICERS:
Michael J. Wagner c/o Northern Lights Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 60	Chief Compliance Officer	June 2006 – present

President and Manager of Northern Lights Compliance Services, LLC (2006 – present); Senior Vice President of Northern Lights  Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present);

President and Chief Operation Officer of Gemini Fund Services, LLC (2003 – 2006);  Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Company (2005-2008).

				N/A	None
Andrew B. Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	President	June 2006 – present

President and Manager, Gemini Fund Services, LLC (2006 – Present);  Treasurer of the Fund (2005-2006); President, Fund Compliance Services, LLC (2004 - 2006); President, GemCom, LLC (2004-Present); Director of Administration, Gemini Fund Services, LLC (2001 - 2006).

				N/A	None
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Treasurer	June 2006 - present

Vice President  and Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Assistant Treasurer of the Fund (2005-2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

				N/A	None
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 48	Secretary	July 2005 - present	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003 - Present); In-house Counsel, The Dreyfus Funds (1999 - 2003).	N/A	None

(1) Each Director is elected to serve in accordance with the Articles of the Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2) Mr. Boyar is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boyar Asset Management, Inc.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors and is available, without charge, upon request.    You may call toll-free 1-800-266-5566 to request a copy of the SAI or to make shareholder inquiries.

BOYAR VALUE FUND, INC.

PRIVACY POLICY DISCLOSURE

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

CATEGORIES OF INFORMATION WE COLLECT

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information we Disclose and Parties to Whom we Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

Service Provider/Transfer Agent Exception

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions.

Confidentiality and Security

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard your nonpublic personal information.

Intermediaries

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

THIS POLICY IS NOT A PART OF THE PROSPECTUS

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER

Ladenburg Thalmann Fund Management, LLC

520 Madison Avenue, 9th Floor

New York, New York 10022

INVESTMENT ADVISOR

Boyar Asset Management, Inc.

35 East 21st Street

New York, New York 10010

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2010 - $14,750

2009 - $14,500

2008 - $14,500

2007 - $14,000

(b)

Audit-Related Fees

2010 - None

2009 - None

2008 - None

2007 - None

(c)

Tax Fees

2010 – $2,000

2009 – $2,000

2008 – $2,000

2007 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2010 - None

2009 - None

2008 - None

2007 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2007

2008

2009

2010

Audit-Related Fees:

0.00%

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2010 - None

2009 - None

2008 - None

2007 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Boyar Value Fund, Inc.

By (Signature and Title)

*

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date

3/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date

3/7/11

By (Signature and Title)

*

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date

3/7/11

* Print the name and title of each signing officer under his or her signature.